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                                                                   Exhibit 10.74

                                 ALLONGE TO NOTE
                             (LOAN NO. 0001969-001)

         THIS ALLONGE is made as of the 1st day of May, 1999, by and between HEALTHCARE IMAGING SERVICES, INC., a Delaware corporation ("BORROWER") and DVI FINANCIAL SERVICES INC., a Delaware corporation ("LENDER").

BACKGROUND

         A. Borrower is duly and justly indebted to Lender under a certain Note dated September 30, 1998, to be effective October 1, 1998, given by Borrower to Lender in the original principal amount of $14,000,000.00 (the "NOTE").

         B. At Borrower's request, Lender has agreed to modify certain terms of the Note in accordance with the terms of this Allonge.

         NOW, THEREFORE, the parties hereto, intending to legally bound, agree as follows:

         1. MATURITY DATE. As used in the Note, the term "Maturity Date" shall hereafter refer to August 1, 1999.

         2. EFFECT OF ALLONGE. All term and conditions of this Allonge not expressly modified hereby shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto. To the extent of any inconsistency between the terms and conditions of this Allonge and the Note, the terms of this Allonge shall prevail.

         3. GOVERNING LAW. This Allonge is governed by the laws of the Commonwealth of Pennsylvania (without giving effect to any principles of conflicts of law).

         IN WITNESS WHEREOF, the parties hereto have executed this Allonge as of the date first above written.


HEALTHCARE IMAGING SERVICES INC.    DVI FINANCIAL SERVICES INC.

By: /s/Elliott H. Vernon            By: /s/Gerald A. Hayes, Jr.
------------------------------      ------------------------------
Name: Elliott H. Vernon             Name: Gerald A. Hayes, Jr.
Title: Chairman/CEO                 Title: Vice President Chief Credit Officer

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